UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 5, 2017 (June 28, 2017)

CHINA TELETECH HOLDING, INC.

(Exact Name of Registrant as Specified in Its Charter)

Florida	333-130937	59-3565377
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Liwan District, No.145 Enzhou Big Lane, B2 Fuli Square, 8th Zhongshan Road, Unit 505, 5/F, Guangzhou, Guangdong, China
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code (850) 521-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01	Changes in Registrant’s Certifying Accountant.

Centurion ZD CPA Limited (“Centurion”) was previously the principal accountants for China Teletech Holding Inc., a Florida corporation (the “Company”). On June 28, 2017, Centurion resigned as the Company’s independent accounting firm, effective immediately.

The Company initially engaged Centurion in December 2, 2016 as its independent accounting firm to conduct the audit of its financial statements for the fiscal year ended December 31, 2016, the interim reviews of its financial statements for each of the first three quarters of fist year ended December 31, 2017, and the audit and interim reviews, on a consolidated basis, such financial statements pursuant to a Form 8-K to be filed regarding a certain proposed transaction of the Company.

Centurion’s audit report on the Company's consolidated financial statements for the years ended December 31, 2016 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles, except in its report dated March 27, 2017 for the fiscal year ended December 31, 2016 with respect to the Company’s ability to continue as a going concern. From December 2, 2016, the date that Centurion was engaged by the Company, to the Company's fiscal year ended December 31, 2016 and during the subsequent interim period through June 28, 2017, the Company had no disagreements with Centurion on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Centurion, would have caused it to make reference to the subject matter of the disagreements in its reports for such periods; and there were no “reportable events” as the term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided Centurion with a copy of this Form 8-K and requested that Centurion furnish the Company with a letter addressed to the SEC, stating whether or not Centurion agrees with the statements made by the Company in this Form 8-K. A copy of Centurion's response letter will be filed in an amendment to this Form 8-K within 10 business days of the date of this Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA TELETECH HOLDING, INC.

Date: July 5, 2017

	By:	/s/ Yankuan Li
	Name:	Yankuan Li
	Title:	Chief Executive Officer
(principal executive officer and duly authorized officer)

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